Exhibit 23a


                          INDEPENDENT AUDITORS' CONSENT


Deloitte & Touche LLP
250 East Fifth Street
P.O. Box 5340 Cincinnati, Ohio 45202-5340



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Procter & Gamble Company on Form S-8 of our report dated July 31, 2003, incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2003.



/S/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
September 19, 2003